UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

Guidewire Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 S. Delaware St., Suite 400

San Mateo, CA 94403

(Address of principal executive offices, including zip code)

(650) 357-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of the Certificate of Incorporation

At the annual meeting of stockholders of Guidewire Software, Inc. (the “Company”) held on December 20, 2022 (the “Annual Meeting”), the Company’s stockholders approved two proposals to amend and restate the current amended and restated certificate of incorporation of the Company.

The first amendment permits stockholders holding at least twenty percent (20%) of all then-outstanding shares of capital stock of the Company to call a special meeting of the stockholders, via written request to the secretary of the Company. The second amendment permits the Company to exculpate its officers for personal liability for breach of the duty of care in certain actions, as permitted by Section 102(b)(7) of the Delaware General Corporation Law. These amendments have been combined into one consolidated amended and restated certificate of incorporation (as amended, the “Amended and Restated Certificate”).

The Amended and Restated Certificate is filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Amended and Restated Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate, which is incorporated herein by reference.

Amendment and Restatement of the Bylaws

Effective as of December 21, 2022, the Board of Directors (the “Board”) of the Company approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (as amended, the “Bylaws”). Among other things, the amendments effected by the Bylaws:

•

address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements;

•

revise the deadline for advance notice of business and nominations for an annual meeting of stockholders to provide that stockholder notice must be so received not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the preceding year’s annual meeting;

•

enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies, such as additional information about the ownership of securities and material litigation, relationships and interests in material agreements with or involving the Company;

•	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board; and

•	further enable the Company to initiate an action against a stockholder to enforce the exclusive forum requirements should the stockholder sue, or threaten to sue, in another jurisdiction.

The Bylaws also include certain technical, conforming, modernizing and clarifying changes. The Bylaws are filed herewith as Exhibit 3.2. The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 20, 2022, the Company held its Annual Meeting. The proposals considered at the Annual Meeting are described in detail in the Company’s 2022 definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 8, 2022. Present at the Annual Meeting in person or by proxy were holders of 75,269,432 shares of the Company’s common stock, representing a majority of the Company’s issued and outstanding shares as of October 24, 2022, the record date for the Annual Meeting, and constituting a quorum under the Company’s amended and restated bylaws. The following proposals were voted upon, and the final results with respect to each such proposal are set forth below:

1.	Election of Directors

The stockholders elected the eight persons named below as directors of the Company, each to serve for a one-year term expiring at the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified. The results of such vote were:

	FOR	WITHHELD	BROKER NON-VOTES
Marcus S. Ryu	67,353,207	3,897,622	4,018,603
Paul Lavin	67,803,979	3,446,850	4,018,603
Mike Rosenbaum	71,042,919	207,910	4,018,603
David S. Bauer	68,213,518	3,037,311	4,018,603
Margaret Dillon	65,297,214	5,953,615	4,018,603
Michael Keller	70,257,917	992,912	4,018,603
Catherine P. Lego	67,801,770	3,449,059	4,018,603
Rajani Ramanathan	70,691,920	558,909	4,018,603

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2023. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
74,646,244	617,744	5,444	0

3.	Advisory Vote on Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2022 definitive proxy statement. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
64,791,817	6,255,525	203,487	4,018,603

4.	Approval of the Amendment and Restatement of the Company’s Certificate of Incorporation to Permit Stockholders Holding 20% of the Company’s Outstanding Common Stock to Call Special Meetings

The stockholders approved the amendment and restatement of the Company’s certificate of incorporation to permit stockholders holding 20% of the Company’s outstanding common stock to call special meetings of stockholders. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
71,121,741	116,487	12,601	4,018,603

5.	Approval of the Amendment and Restatement of the Company’s Certificate of Incorporation to Permit the Exculpation of Officers

The stockholders approved the amendment and restatement of the Company’s certificate of incorporation to permit the exculpation of officers. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
57,734,728	12,892,416	623,685	4,018,603

6.

Approval of the Amendment and Restatement of the Guidewire Software, Inc. 2020 Stock Plan to Increase the Total Number of Shares of Common Stock Available for Issuance Under the Stock Plan by 1,780,000

The stockholders approved the amendment and restatement of the Guidewire Software, Inc. 2020 Stock Plan to increase the total number of shares of common stock available for issuance under the stock plan by 1,780,000. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
68,374,872	2,675,382	200,575	4,018,603

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Guidewire Software, Inc., dated as of December 21, 2022

3.2	Amended and Restated Bylaws of Guidewire Software, Inc., dated as of December 21, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDEWIRE SOFTWARE, INC.

Date: December 21, 2022

	By:	/s/ Winston King
Winston King
Chief Administrative Officer, General Counsel and Secretary